SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 14, 2003

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29816	75-2816101
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024 (Zip Code)
(Address of principal executive offices)

(214) 473-7000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibit.

99.1 Press Release issued by Triad Hospitals, Inc. on October 14, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 14, 2003, Triad Hospitals, Inc. issued a press release announcing expectations relating to its financial results for the three months ended September 30, 2003. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ BURKE W. WHITMAN
Burke W. Whitman
Executive Vice President and Chief Financial
Officer

Date: October 14, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on October 14, 2003.

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